Marcellus Shale Joint Venture with BG Group plc May 10, 2010 Exhibit 99.2

146-Marcellus JV  Announcement  5-07-10
(1) Subject to normal pre and post closing purchase price adjustments
(2) Reserve estimates based on year end SEC reserve report
Transaction Overview
Agreement with BG Group plc
• Signed agreement with BG Group plc (“BG Group”) for joint development of
EXCO’s Marcellus shale and related Appalachian assets (the “JV”)
– EXCO will sell to BG Group membership interests in companies that hold 50% of
EXCO’s Appalachian assets for $950 million
(1)
•
$800 million in cash plus a $150 million capital development commitment for
Marcellus drilling
•
BG Group has committed to fund 75% of EXCO’s drilling and completion costs in the
Marcellus shale; expect commitment to be satisfied in 2011 or 2012
•
JV assets include 265 Bcfe
(2)
of  proved reserves, 654,000 leasehold acres
net with approximately 186,000 net acres prospective for Marcellus shale, with approximately 35 Mmcfe/d primarily from shallow conventional
•
JV includes over 5,000 undrilled Marcellus locations
– EXCO and BG Group will jointly own an operating company and a new midstream company to develop new infrastructure
•
Management Boards will have equal representation from EXCO and BG Group

146-Marcellus JV  Announcement  5-07-10
Transaction Rationale
• Joint Venture contemplates:
– Accelerated development of existing acreage
– Accumulation of additional leasehold and drilling opportunities
• Why we chose BG Group
– Current partner in successful Haynesville joint venture
– World leader in developing and marketing natural gas
•
Strong technical and business capabilities
•
Markets approximately 3.5 Bcf/d throughout the Midwest and the Eastern
United States
•
Operations in more than 25 countries
– Shared vision for development and growth of assets
•
Significant commitment to efficiently grow reserves and production volumes
•
Recognition of opportunities to grow leasehold position and drilling opportunities
•
Importance of operator ownership of midstream assets

146-Marcellus JV  Announcement  5-07-10
Before Appalachia
Transaction Joint Venture Pro Forma
Proved reserves (Tcfe) 1.2                       (0.1)                 1.1
3P reserves (Tcfe) 3.4                       (0.3)                 3.1
Total 3P reserves + resources (Tcfe) 16.5                     (5.8)                 10.7
Current production (Mmcfe/d) 280                      (18)                  262
Reserve Base Reconciliation
(1)
Pro forma for Common acquisition and Appalachian JV
(1)
Reserve estimates based on year end SEC reserve report using 12/31/09 5 year NYMEX strip pricing averaging $6.43 per Mcf for natural gas and $87.44 per Bbl for crude oil adjusted for differentials and excluding hedge effects

Appalachia Development Scenarios
-

10
15
20
25
2010E 2011E 2012E 2013E 2014E 2015E
Year
JV low plan JV high plan Stand-alone plan
Accelerated Development Plan
• JV accelerates development of existing acreage
• NPV acceleration for remaining 50% interest
• Capture operating efficiencies sooner
• Development plan will be finalized post closing

Liquidity and Financial Position
(1) Includes $70.0 million of restricted cash at 3/31/10
(2) Excludes unamortized bond premium of $3.1 million
(3) Net of $15.2 million in letters of credit
Common Appalachian Pro Forma
Consolidated ($ in thousands) March 31, 2010 Acquisition Joint Venture March 31, 2010
Cash
(1)
117,792 $              -                         - $                        117,792 $
Bank debt (L + 200 - 300bps) 762,543                 223,000                 (800,000)                  185,543
Senior notes (7 1/4%)
(2)
444,720                 -                         -                           444,720
Total debt 1,207,263 $            223,000 $              (800,000) $               630,263 $
Net debt 1,089,471 $            223,000 $              (800,000) $               512,471 $
Borrowing base 1,300,000 $            - $                      (100,000) $               1,200,000 $
Unused borrowing base
(3)
522,257 $              - $                      - $                        999,257 $
Unused borrowing base plus cash
(3)
640,049 $              - $                      - $                        1,117,049 $
• Borrowing base reduced to $1.2 billion as a result of the JV transaction
– Expected pro forma liquidity of $1.1 billion
• Balance sheet right sized for opportunities in a low price environment

Net Asset Value Summary
Pro forma for the Common acquisition and Appalachian JV
In millions, except per share and per unit Low Case High Case
E&P
Proved Reserves - 1.1 Tcfe at $2.00 & $2.50 per Mcfe 2,100 $        2,625 $
Unproved Reserves (Conventional) - 0.9 Tcfe at $0.20 & $0.40 per Mcfe
180             360
Unproved Reserves (Haynesville) - 3.1 Tcf at $0.30 & $0.50 per Mcf
930             1,550
Unproved Reserves (Bossier) - 17 Tcf GIP (Unknown recovery factors)
-              -
Unproved Reserves (Marcellus/Huron) - 5.6 Tcf at $0.15  & $0.25 per Mcf 833             1,388
BG Group Carry as of 3/31/10
464             464
E&P Assets 4,507 $        6,387 $
Midstream
TGGT 270             270
Vernon Gathering
60               60
Midstream Assets 330 $          330 $
Hedges
Hedge Value
150             150
Total Asset Value
4,987 $        6,867 $
Less:  Net Long-term Debt
512             512
Equity Value 4,475 $        6,355 $
Fully Diluted Shares 216             216
NAV per Share 20.72 $        29.42 $

Forward Looking Statements
• our future financial and operating performance and results;
• our business strategy;
• market prices;
• our future use of derivative financial instruments; and
• our plans and forecasts.
We have based these forward-looking statements on our current assumptions, expectations and projections about future events.
We use the words "may," "expect," "anticipate," "estimate," "believe," "continue," "intend," "plan," "budget" and other similar words to identify forward-looking statements. You should read statements that contain these words carefully because they discuss future expectations, contain projections of results of operations or of our financial condition and/or state other "forward-looking" information. We do not undertake any obligation to update or revise publicly any forward-looking statements, except as required by law. These statements also involve risks and uncertainties that could cause our actual results or financial condition to materially differ from our expectations in this presentation, including, but not limited to:
• fluctuations in prices of oil and natural gas;
• imports of foreign oil and natural gas, including liquefied natural gas;
• future capital requirements and availability of financing;
• continued disruption of credit and capital markets and the ability of financial institutions to honor their commitments;
• estimates of reserves and economic assumptions used in connection with our acquisitions;
• geological concentration of our reserves;
• risks associated with drilling and operating wells;
• exploratory risks, including our Marcellus and Huron shale plays in Appalachia and our Haynesville/Bossier shale play in East Texas/North Louisiana;
• risks associated with operation of natural gas pipelines and gathering systems;
• discovery, acquisition, development and replacement of oil and natural gas reserves;
• cash flow and liquidity;
• timing and amount of future production of oil and natural gas;
• availability of drilling and production equipment;
• marketing of oil and natural gas;
• developments in oil-producing and natural gas-producing countries;
• title to our properties;
• competition;
• litigation;
• general economic conditions, including costs associated with drilling and operation of our properties;
• environmental or other governmental regulations, including legislation to reduce emissions of greenhouse gases, legislation of derivative financial instruments and elimination of income tax incentives available to our industry;
• receipt and collectability of amounts owed to us by purchasers of our production and counterparties to our derivative financial instruments;
• decisions whether or not to enter into derivative financial instruments;
• potential acts of terrorism;
• actions of third party co-owners of interests in properties in which we also own an interest;
• fluctuations in interest rates; and
•
our ability to effectively integrate companies and properties that we acquire..
This presentation contains forward-looking statements, as defined in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, or the Exchange Act. These forward-looking statements relate to, among other things, the following:

Forward Looking Statements (continued)
We believe that it is important to communicate our expectations of future performance to our investors.  However, events may occur in the future that we are unable to accurately predict, or over which we have no control.  You are cautioned not to place undue reliance on a forward-looking statement.  When considering our forward-looking statements, keep in mind the risk factors and other cautionary statements in this presentation, and the risk factors included in the Annual Reports on Form 10-K and our Quarterly Reports on Form 10-Q.
Our revenues, operating results, financial condition and ability to borrow funds or obtain additional capital depend substantially on prevailing prices for oil and natural gas, the availability of capital from our revolving credit facilities and liquidity from capital markets.  Declines in oil or natural gas prices may materially adversely affect our financial condition, liquidity, ability to obtain financing and operating results.
Lower oil or natural gas prices also may reduce the amount of oil or natural gas that we can produce economically.  A decline in oil and/or natural gas prices could have a material adverse effect on the estimated value and estimated quantities of our oil and natural gas reserves, our ability to fund our operations and our financial condition, cash flow, results of operations and access to capital.  Historically, oil and natural gas prices and markets have been volatile, with prices fluctuating widely, and they are likely to continue to be volatile.
The SEC permits oil and natural gas companies in filings made with the SEC to disclose proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. Beginning with reserves reported for the year ended December 31, 2009, the SEC permits optional disclosure of
“probable” and “possible” reserves in its filings with the SEC. EXCO may use broader terms to describe additional reserve opportunities such as “potential,” “unproved,” or “unbooked potential,” to describe volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC’s guidelines strictly prohibit us from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved, probable or possible reserves and accordingly are subject to substantially greater risk of being actually realized by the company. While we believe our calculations of unproved drillsites and estimation of unproved reserves have been appropriately risked and are reasonable, such calculations and estimates have not been reviewed by third party engineers or appraisers. Investors are urged to consider closely the disclosure in our Annual Report on Form 10-K for the year ended December 31, 2009, which is available on our website at under  the Investor Relations tab.
www.excoresources.com